UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2017

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On December 12, 2017, Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation (collectively, the “Company”) entered into a third amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of July 21, 2015 (as in effect prior to the Amendment, the “Credit Agreement,” and the Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”), with a syndicate of new and existing lenders and Bank of America, N.A., as agent.

The Amendment, among other things, extends the maturity date of the $400 million term loan under the Credit Agreement previously due June 30, 2018 to January 20, 2019, with a right of the Company to further extend the maturity, subject to certain conditions, to July 20, 2019. The material terms of the Credit Agreement (other than the maturity date of the term loan due 2018) were not changed in the Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01	Other Events

On December 12, 2017, the Company issued a press release announcing the entry into the Amendment and certain other matters. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the Amendment and Amended Credit Agreement. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1     Third Amendment to Third Amended and Restated Credit Agreement, dated as of December 12, 2017, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp., Kmart Corporation, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

Exhibit 99.1    Press Release, dated December 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: December 12, 2017	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer